UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 31, 2005

                       (Date of earliest event reported):

                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-22196                 13-3475943
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                     Identification No.)

           Three University Plaza                                 07601
            Hackensack, NJ 07601                               (Zip Code)
  (Address of principal executive offices)

                                 (201) 488-1200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 31, 2005, the Company granted a total of 220,000 fully vested, non-qualified, options to certain officers and directors to purchase the Company's common stock ("Shares") at an exercise price of $3.46 per share under the Company's 2001 Stock Option Plan. The options expire on the earlier of (i) December 30, 2015, (ii) 60 days after such officer or director is terminated or resigns, and (iii) 12 months following the termination of such officer or director as a result of death or disability. Shares issuable upon exercise of the options are subject to the following restrictions: no Shares may be sold during the first year after the date of grant; no more than 25% of the Shares may be sold during the second year after the date of grant; no more than a total of 50% of the Shares may be sold during the second and third years after the date of grant; and no more than a total of 75% of the Shares may be sold during the second, third and fourth years after the date of grant. No restrictions on sales apply after the fourth anniversary of the date of grant.

      Of the total options granted, 80,000 options were granted to Jack Abuhoff, the CEO and President of the Company, 30,000 options were granted to Stephen Agress, Vice President, Finance and Chief Accounting Officer of the Company, 35,000 options were granted to George Kondrach, Executive Vice President of the Company and 25,000 options were granted to each of Haig Bagerdjian, John Marozsan and Louise Forlenza, each a director of the Company.

      The foregoing summary is qualified by reference to the forms of stock option grant letters filed as exhibits to this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            Exhibits                           Description

              10.1 2001 Stock Option Plan. Incorporated by reference from Exhibit A to Definitive Proxy dated June 29, 2001

              10.2 Form of 2001 Stock Option Plan Grant Letter, dated December 31, 2005, for Messrs. Abuhoff, Agress and Kondrach, filed herewith

              10.3 Form of 2001 Stock Option Plan Grant Letter, dated December 31, 2005, for Messrs. Bagerdjian and Marozsan and Ms. Forlenza, filed herewith


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               INNODATA ISOGEN, INC.


Date:  January 5, 2006                         By: Stephen Agress
                                                   -----------------------------
                                                   Stephen Agress
                                                   Vice President, Finance


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

                                INDEX TO EXHIBITS

            Exhibits                           Description

              10.1 2001 Stock Option Plan. Incorporated by reference from Exhibit A to Definitive Proxy dated June 29, 2001

              10.2 Form of 2001 Stock Option Plan Grant Letter, dated December 31, 2005, for Messrs. Abuhoff, Agress and Kondrach, filed herewith

              10.3 Form of 2001 Stock Option Plan Grant Letter, dated December 31, 2005, for Messrs. Bagerdjian and Marozsan and Ms. Forlenza, filed herewith


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